UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2022

Great Elm Group, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39832	85-3622015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA	02453
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GEG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
7.25% Notes due 2027	GEGGL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2022, Great Elm Group, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the issuance of 2,900,000 additional shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), authorized for issuance under the Amended and Restated 2016 Long-Term Incentive Compensation Plan (the “Plan”), effective as of the date of the Annual Meeting. The Plan, as amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 21, 2022, the Company held the Annual Meeting.  The results of the voting at the Annual Meeting were as follows:

	For	Against	Abstain	Broker Non- Votes
Election of directors:
Matthew A. Drapkin	12,845,655	7,379,409	1,563	5,500,320
James H. Hugar	14,870,903	5,354,161	1,563	5,500,320
David Matter	18,269,980	1,955,084	1,563	5,500,320
James P. Parmelee	13,111,329	7,113,735	1,563	5,500,320
Jason W. Reese	15,217,284	5,007,779	1,564	5,500,320
Eric J. Scheyer	14,061,163	6,163,900	1,564	5,500,320

Approval of 2,900,000 additional shares of the Company’s Common Stock authorized for issuance under the Plan	18,823,872	1,401,985	770	5,500,320

Approval of the issuance of shares of the Company’s Common Stock, based on the volume-weighted average price of the Company’s Common Stock for the 30-day period prior to the date of issuance, sufficient to repay the outstanding principal amount of the $5.7 million promissory note issued by Great Elm Capital, Inc. (“GECM”) to Imperial Capital Asset Management, LLC (“ICAM”) and pay the $2.0 million in earnouts (if required) pursuant to an asset purchase agreement, dated as of May 4, 2022, between GECM and ICAM with respect to GECM’s acquisition of the investment management agreement and certain related assets for Monomoy Properties REIT, LLC
	19,410,797	813,601	2,229	5,500,320

Ratification of the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023	25,035,828	670,660	20,459	0

Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers	12,578,681	6,959,973	687,973	5,500,320

9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Great Elm Group, Inc. Amended and Restated 2016 Long-Term Incentive Compensation Plan (As Amended, Effective November 21, 2022)
104	The cover page from this Current Report on Form 8-K, formatted as inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM GROUP, INC.

Date: November 21, 2022	/s/ Brent J. Pearson
	By:	Brent J. Pearson
	Title:	Chief Financial Officer